Villere Balanced Fund
TICKER: VILLX

Villere Equity Fund
TICKER: VLEQX

each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated June 18, 2020 to the
Statement of Additional Information (“SAI”) dated December 29, 2019

At a meeting of the Trust’s Nominating and Governance Committee held on December 2, 2019, the Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), recommended Mr. Ashi S. Parikh for election as an additional Trustee of the Trust to fill the vacancy caused by Ms. Berry’s passing. The Board of Trustees reviewed the recommendation of the Nominating and Governance Committee in materials presented to them and approved by written consent dated December 20, 2019 the nomination of Mr. Parikh for election by shareholders.

On June 17, 2020, the shareholders of the Trust approved the election of the new Trustee, Ashi S. Parikh, to the Trust to fill the vacancy on the Board. Accordingly, the following information is added in the relevant sections of the Funds’ SAI.

The following information is added to the “Trustees and Executive Officers” table on page B-17:

Name, Address and Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since June 2020	Investment professional; formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC (global investment management firm) (2006- 2017); formerly, Chief Investment Officer Institutional Growth Equities, Eagle Asset Management (financial advisor); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (financial advisor).	2
Independent Trustee, PNC Funds (2018-2019) (32 series); Interested Trustee, RidgeWorth Funds (2014-2017) (35 series); Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016-present); Board of Directors, World Methodist Council, Investment Committee (2018-present).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).

(2)
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

The following biographical information is added to the section entitled “Information about Each Trustee’s Qualification, Experience, Attributes or Skills” on page B-21:

Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of Ridgeworth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts). Mr. Parikh has ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as an ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The following line is added to the table under the section entitled “Trustee Ownership of Fund Shares and Other Interests” on page B-22:

Name	Dollar Range of Balanced Fund Shares	Dollar Range of Equity Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Ashi S. Parikh	None	None	None

The following line is added to the “Compensation” section of the SAI:

In addition, the Trust engaged Mr. Parikh as a consultant to the Board pending his election by shareholders. As a consultant Mr. Parikh received the same compensation that he would receive if he is elected as a Trustee. Accordingly, the following information is added to the compensation table on page B-23:

Name of Person/Position	Aggregate Compensation for the Balanced Fund(1)	Aggregate Compensation for the Equity Fund(1)	Pension of Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2) Paid to Trustees
Ashi S. Parikh, Independent Trustee	$751	$633	None	None	$1,384

(1)	Prior to his election as a Trustee, Mr. Parikh was paid as a consultant to the Trust between January 1, 2020 through June 17, 2020.

(2)
There are currently numerous unaffiliated portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds. For the fiscal year ended August 31, 2019, Trustees’ fees and expenses in the amount of $759,191 were incurred by the Trust.

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Please retain this supplement for your reference.